OMB APPROVAL
OMB Number: 3235-0570 Expires: August 31, 2020 Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21120

Conestoga Funds
(Exact name of registrant as specified in charter)

550 E. Swedesford Road, Suite 120 Wayne, PA	19087
(Address of principal executive offices)	(Zip code)

Conestoga Capital Advisors 550 E. Swedesford Road, Suite 120 Wayne, PA 19087
(Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code:	(800) 320-7790

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.

A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Conestoga Funds

SMALL CAP FUND

SMID CAP FUND

M a n a g e d B y

ANNUAL REPORT

September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-494-2755 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-800-494-2755. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

CONESTOGA FUNDS CHAIRMAN’S LETTER

November 18, 2020

Dear Fellow Shareholders of the Conestoga Funds,

Let me begin my first letter to shareholders as Chairman of the Conestoga Funds by saying thank you to my long-time partner and dear friend, Bill Martindale. Bill has served as Chairman of the Conestoga Funds since inception in 2002 until his retirement from the Funds’ Board earlier this month.

I first met Bill in the early 1990s as I considered career options and Bill provided guidance and counsel on the investment management industry. In 1995, Bill hired me as an analyst out of graduate school and mentored me over the next few years until I joined him as co-portfolio manager for small capitalization growth portfolios at our predecessor firm. Bill and I, along with Duane D’Orazio, co-founded Conestoga Capital Advisors LLC in 2001. Bill’s contributions to Conestoga Capital Advisors and the Conestoga Funds are numerous, and on behalf of all of us who have worked with him over the years, we say thank you to Bill for his dedication and contribution to our successes.

Bill departs the Conestoga Funds Board with the Funds in very good health. Assets under management in the Funds are at all-time highs and long-term performance is consistent with our investment objectives. Our Funds’ Board has added several new members over the past few years, continuing our commitment to good governance of the Conestoga Funds. Nick Kovich, one of the Funds’ original Trustees, serves as Lead Independent Trustee and is joined by four additional Independent Trustees.

We review the performance of the Funds in the pages that follow. It has been a year full of unexpected developments and market surprises, but we are generally pleased that our Funds have produced returns consistent with our expectations – specifically, by protecting capital in the down periods and keeping pace in the up markets.

Thank you for your continued investment in our Conestoga Funds. I look forward to serving you in the years ahead in my new role as Chairman, while continuing as Co-Portfolio Manager of the Small Cap Fund and SMid Cap Fund.

Sincerely,

Robert M. Mitchell.

Robert M. Mitchell
Chairman and Chief Executive Officer
The Conestoga Funds

CONESTOGA FUNDS MANAGER’S LETTER

November 18, 2020

Dear Fellow Shareholders,

Equity markets ended higher over the year ended September 30, 2020, although it was a rollercoaster ride of ups and downs driven by the effects of COVID-19. After moving higher in the fourth quarter of 2019, equity markets were shocked by the outbreak of a global pandemic and its health and economic impacts. After falling sharply from mid-February to mid-March, equity markets recovered and moved higher through the end of the Funds’ fiscal year as investors appeared to become more confident in a global economic recovery from the effects of COVID-19. Unprecedented monetary stimulus by the Federal Reserve provided additional support for equity markets to further their advance. Performance varied notably by capitalization, style, and sector. Large capitalization stocks outperformed their small capitalization brethren by a significant margin. Within the small capitalization segment of the market, growth stocks continued to outperform value stocks, and there was a wide range of returns among economic sectors.

Most relevant to the Conestoga investment strategies, loss-making companies within the Russell 2000 Growth and 2500 Growth Indices have outperformed profitable companies during the Funds’ fiscal year. Over the trailing twelve months ended September 30, 2020, loss-making companies in the Russell 2000 Growth Index posted a +53.1% return versus a +7.0% gain for profitable companies. Within the Russell 2500 Growth Index over the same period, loss-making companies in the Russell 2500 Growth Index posted a +60.2% return versus a +16.9% gain for profitable companies (source: FactSet). We observe that the market rally since the lows in mid-March has been largely driven by companies that fail to meet our higher-quality and conservative growth investment criteria. This can be observed in the performance of the Funds’ from the market peak on February 19, 2020 through the trough on March 18, 2020 and the subsequent rally from March 18, 2020 through the end of the Funds’ fiscal year on September 30, 2020.

	2/19 – 3/18 2020	3/18 – 9/30 2020
Conestoga Small Cap Fund (Investors Class)	-31.27%	44.02%
Russell 2000 Growth Index	-40.41%	65.88%
Russell 2000 Index	-41.34%	53.25%

	2/19 – 3/18 2020	3/18 – 9/30 2020
Conestoga SMid Cap Fund (Investors Class)	-32.97%	49.10%
Russell 2500 Growth Index	-37.80%	69.08%
Russell 2500 Index	-40.43%	53.99%

In this challenging environment, the Small Cap Fund lagged its primary benchmark, the Russell 2000 Growth Index, over the Funds’ fiscal year. The Small Cap Fund significantly outperformed the Russell 2000 Index, which is much more exposed to value stocks.

Similarly, the SMid Cap Fund underperformed the Russell 2500 Growth Index over the Funds’ fiscal year. Conestoga’s focus on profitable companies with lower debt levels has acted as a drag on the returns of both Funds, as the market has favored unprofitable and more indebted companies within the benchmarks. Companies with the highest expected growth in sales and earnings, and those with the lowest returns on equity (ROE) within the benchmarks, have also outperformed. Using traditional performance attribution methods, stock selection was the primary detractor from relative returns in the third quarter for both Funds.

Over the longer term, both the Small Cap Fund and the SMid Cap Fund have outperformed their benchmarks. Both Funds have outperformed their benchmarks over the three- and five-year periods, and the Small Cap Fund over the ten-year period, ended September 30, 2020. Consistent with our expectations, the Funds’ have delivered more of their relative outperformance during down markets or periods marked by investors’ aversion to risk.

Returns for both the Conestoga Small Cap Fund and the Conestoga SMid Cap Fund for the periods through September 30, 2020 are below:

	3Q 2020	YTD 2020	1 Year	3 Years*	5 Years*	10 Years*	Since Inception* (10-1-02)
Conestoga Small Cap Fund (Investors Class)	2.67%	4.72%	10.30%	10.97%	16.02%	14.33%	12.12%
Russell 2000 Growth Index	7.16%	3.88%	15.71%	8.18%	11.42%	12.34%	11.09%
Russell 2000 Index	4.93%	-8.69%	0.39%	1.77%	8.00%	9.85%	9.61%

	3Q 2020	YTD 2020	1 Year	3 Years*	5 Years*	Since Inception* (1-21-14)
Conestoga SMid Cap Fund (Investors Class)	7.40%	7.71%	13.52%	15.36%	17.62%	10.51%
Russell 2500 Growth Index	9.37%	11.58%	23.37%	13.36%	14.19%	10.69%
Russell 2500 Index	5.88%	-5.82%	2.22%	4.45%	8.97%	6.60%

*	Note – All periods longer than one-year are annualized

We expect markets to remain volatile as investors absorb new developments in the fight against COVID-19, the U.S. political environment, the global economy, and elevated equity valuations. Market environments that are characterized by easy monetary policies and investors’ appetite for risk are typically challenging for Conestoga’s investment approach – we seek to keep pace in these periods and position the Funds for the long term. Our conviction in the portfolio companies remains high, and we believe that our emphasis on higher-quality companies that are generating profits, with lower debt levels, and higher returns on equity will be rewarded during more volatile markets over the long-term.

SMALL CAP FUND PERFORMANCE REVIEW

For the one year ended September 30, 2020, the Conestoga Small Cap Fund (Investors Class Shares) returned 10.30%, underperforming the Russell 2000 Growth Index advance of 15.71% while outperforming the Russell 2000 Index gain of 0.39%. The market environment and style factors proved very challenging over the Fund’s fiscal year. As we highlighted above, the stronger performance by companies which do not meet Conestoga’s high-quality investment criteria – particularly loss-making companies – acted as a significant drag on returns.

Using our traditional industry allocation and stock selection, we attribute most of our underperformance to stock selection effects. In addition, our modest exposure to cash over the period detracted from relative returns.

Stock selection proved most challenging in the Health Care and Consumer Staples industries. Within Health Care, the weakest performer was Cantel Medical Corp. (CMD). This provider of a variety of products to medical and dental providers saw its revenues shrink as dental offices and non-essential medical providers suspended operations during the COVID-19 pandemic.

Also detracting from return was Conestoga’s underweighting to the biotechnology industry, which performed well on a combination of speculation about which companies may provide COVID-19 drugs or vaccines and merger and acquisition activity. While not classified within the biotechnology industry, several Conestoga holdings do have revenue tied to the biotech market, including Repligen Corp. (RGEN), which rose nearly 100% over the Funds’ fiscal year. RGEN provides protein-A and other inputs which are used in the drug research and production processes.

Within the Consumer Staples industry, our exposure to Chef’s Warehouse Inc. (CHEF) detracted from return at the onset of COVID-19. CHEF provides specialty food products to restaurants. With restaurants closing due to COVID-19, CHEF’s revenues were significantly impacted and the stock declined sharply. We removed CHEF from the Small Cap Fund at the end of the first quarter in 2020. Also in Consumer Staples, our holding in MGP Ingredients Inc. (MGPI) suffered as revenues and earnings failed to meet expectations for this maker of distilled spirits. We removed MGPI from the Fund in the second quarter of 2020.

Stock selection was strongest in the Industrial industry, where several names benefited from the economic effects of COVID-19. For example, Trex Company Inc. (TREX), which manufactures composite decking for homes, experienced an uptick as homeowners increased spending on home improvement during the pandemic. Similarly, Paylocity Holding Corp. (PCTY), a provider of payroll and human resources services to small- and mid-sized businesses, saw its stock rise on better-than-expected revenues and earnings.

We added four new stocks to the Fund: Model N Inc. (MODN); RealPage Inc. (RP); Q2 Holdings Inc. (QTWO); and Computer Services Inc. (CSVI). MODN and QTWO are both in the Technology industry, while RP is in the Real Estate industry and CSVI is in the Financial Services industry.

We removed five companies from the Fund. Chef’s Warehouse Inc. (CHEF), Blackbaud Inc. (BLKB), Albany International Corp. (AIN) and MGP Ingredients Inc. (MGPI) were all sold on fundamental concerns. Tyler Technologies Inc. (TYL) was removed as its market capitalization rose beyond the small capitalization segment of the market.

SMID CAP FUND PERFORMANCE REVIEW

The Conestoga SMid Cap Fund (Investors Class Shares) rose 13.52% over the twelve months ended September 30, 2020. This underperformed the Russell 2500 Growth Index, which rose 23.37%, but outperformed the Russell 2500 Index return of 2.22%, over the same period. Stock selection effects were the primary drivers of underperformance while industry allocations detracted modestly from returns.

Our positions in the Health Care and Technology industries both produced negative stock selection effects for the SMid Cap Fund. Within Health Care, the weakest performer was Cantel Medical Corp (CMD). This provider of a variety of products to medical and dental providers saw its revenues shrink as dental offices and non-essential medical providers suspended operations during the COVID-19 pandemic. Also detracting from return was Conestoga’s underweighting to the biotechnology industry, which performed well on a combination of speculation about which companies may provide COVID-19 drugs or vaccines and merger and acquisition activity. The Fund’s holdings in Repligen Corp. (RGEN) and West Pharmaceutical Services Inc. (WST), were among the top performers in the Health Care industry of the SMid Cap Fund.

Within the Technology industry, our exposure to Blackbaud Inc. (BLKB) detracted the most from relative returns. The impact of COVID-19 on BLKB’s not-for-profit client base will likely defer new business and Conestoga determined to exit the position. Blackbaud Inc. was removed from the SMid Cap Fund in the second quarter of 2020.

Stock selection was strongest in the Consumer Discretionary industry, where several names benefited from the economic effects of COVID-19. For example, Pool Corp. (POOL) which is the largest distributor of pool equipment, supplies and related building materials in the world, posted better-than-expected quarterly revenue and earnings growth supported by robust business fundamentals which are buoyed by low interest rates, shelter-in-place mandates, and homeowners allocating discretionary dollars to home improvement.

Negative industry allocation effects were primarily driven by a large overweight to Industrials which underperformed the broader market over the period. Note that Conestoga’s industry allocations are driven by the firm’s bottom-up stock selection process and not by any top-down macroeconomic process.

We added four new stocks to the SMid Cap Fund over the fiscal year. Aptar Group Inc. (ATR) and Generac Holdings Inc. (GNRC) are both in the Industrials industry, RealPage Inc. (RP) is in the Real Estate industry, and Altair Engineering Corp. (ALTR) is within the Technology industry.

We removed seven stocks from the portfolio over the year. Many of these stocks were impacted by COVID-19 and were sold for fundamental reasons. This includes Chef’s Warehouse Inc. (CHEF), Cantel Medical Corp. (CMD), Blackbaud Inc. (BLKB), and Albany International Corp. (AIN). A.O. Smith Inc. (AOS), Core Laboratories NV (CLB), and MGP Ingredients Inc. (MGPI) were sold on other fundamental concerns about their businesses.

CONESTOGA CAPITAL ADVISORS FIRM UPDATE

Conestoga’s total assets were $5.8 billion as of September 30, 2020. Total Small Cap Growth assets were $4.8 billion. Conestoga is not actively pursuing new Small Cap Growth separate account placements and the Conestoga Small Cap Fund remains in soft-close. The Small Cap Fund experienced net inflows over the fiscal year of $124 million.

Total assets in our SMid Cap Growth strategy rose to $886 million as of September 30, 2020. Our proprietary mutual fund, the Conestoga SMid Cap Fund, ended the Funds’ fiscal year with $239 million in net assets. The SMid Cap Fund has experienced net inflows over the fiscal year of $85 million.

We added two members to our investment team in 2020. Ted Chang, CFA, joined the firm in June as Assistant Portfolio Manager for the firm’s Mid Cap Growth strategy. Ted also serves as an Equity Analyst, researching and qualifying investment ideas for Conestoga’s Small, SMid and Mid Cap Growth strategies. Ted brings 12 years of investment experience to the team, most recently as Portfolio Manager and Managing Director at Thornburg Investment Management. At Thornburg, Ted was Co-Portfolio Manager for their Core Growth Fund and supported other strategies. Prior to joining Thornburg, Ted served as a research analyst at 300 North Capital in Pasadena, CA, where he worked with Conestoga’s Co-Portfolio Manager Derek Johnston and covered domestic industrials and materials stocks.

Earlier in 2020, we transitioned John Schipper to the investment team as a Junior Research Analyst. John has served as Conestoga’s Head Trader since 2013. John had expressed interest in moving to a research-oriented role over the past few years, and we are glad to support this career path for him. He is supporting the team’s research effort and may eventually take on lead analyst coverage for some portfolio companies.

Christina Kowalski replaced John as Head Trader in late 2019. Christina brings significant trading experience to Conestoga, most recently at the Swarthmore Group and earlier at StoneRidge Investment Partners. She is President of the Investment Traders Association of Philadelphia and a board member of the non-profit Philly Girls in Motion.

As we did in 2018 and 2019, Conestoga continued our program of expanding ownership across the firm. In August of 2020, we transitioned ownership to six partners, including adding as a partner-owner Client Services Officer Nancy Romito, who joined the firm in 2017. Twelve of our fourteen members are now owners of Conestoga.

Conestoga’s staff has been working remotely since the mid-March implementation of our COVID-19 business continuity plans. As we enter the fourth quarter of 2020, we are planning for a return to the office in a measured way and on a voluntary basis. We continue to monitor local and regional developments.

On behalf of all the members of Conestoga Capital Advisors, we thank you for your investment in the Funds.

Sincerely,

Robert M. Mitchell Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds	Joseph F. Monahan Managing Partner – Co-Portfolio Manager Small and SMid Cap Funds
Derek S. Johnston Co-Portfolio Manager SMid Cap Fund

CONESTOGA SMALL CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2020 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga Small Cap Fund – Institutional Class (since inception on 08/13/2014) versus the Russell 2000® Growth Index and the Russell 2000® Index

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Years	5 Years	Since Inception (8/13/2014)
Conestoga Small Cap Fund - Institutional Class	10.53%	11.19%	16.26%	13.84%
Russell 2000® Growth Index	15.71%	8.18%	11.42%	9.48%
Russell 2000® Index	0.39%	1.77%	8.00%	6.11%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2000® Growth Index, measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identify themselves as “small-cap.”

CONESTOGA SMALL CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2020 (Unaudited)

10 Year Comparison of the Change in Value of a $10,000
Investment in Conestoga Small Cap Fund – Investors Class
versus the Russell 2000® Growth Index and the Russell 2000® Index

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Years	5 Years	10 Years	15 Years	Since Inception (10/1/2002)
Conestoga Small Cap Fund - Investors Class	10.30%	10.97%	16.02%	14.33%	10.65%	12.12%
Russell 2000® Growth Index	15.71%	8.18%	11.42%	12.34%	8.90%	11.09%
Russell 2000® Index	0.39%	1.77%	8.00%	9.85%	7.03%	9.61%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2000® Growth Index, measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership. The Russell 2000® Index is a common benchmark for mutual funds that identity themselves as “small-cap.”

CONESTOGA SMID CAP FUND - INSTITUTIONAL CLASS PERFORMANCE INFORMATION September 30, 2020 (Unaudited)

Comparison of the Change in Value of a $250,000 Investment in
Conestoga SMid Cap Fund – Institutional Class (since inception on 12/15/2014) versus the Russell 2500® Growth Index and the Russell 2500® Index

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Years	5 Years	Since Inception (12/15/2014)
Conestoga SMid Cap Fund - Institutional Class	13.76%	15.64%	17.90%	14.76%
Russell 2500® Growth Index	23.37%	13.36%	14.19%	12.32%
Russell 2500® Index	2.22%	4.45%	8.97%	7.49%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2500® Growth Index, measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMID CAP FUND - INVESTORS CLASS PERFORMANCE INFORMATION September 30, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Conestoga SMid Cap Fund – Investors Class (since inception on 01/21/2014) versus the Russell 2500® Growth Index and the Russell 2500® Index

Average Annual Total Returns for the Periods Ended September 30, 2020
	1 Year	3 Years	5 Years	Since Inception (1/21/2014)
Conestoga SMid Cap Fund - Investors Class	13.52%	15.36%	17.62%	10.51%
Russell 2500® Growth Index	23.37%	13.36%	14.19%	10.69%
Russell 2500® Index	2.22%	4.45%	8.97%	6.60%

The Fund’s past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares but does reflect the reinvestment of all dividends and distributions. The Fund’s benchmark, the Russell 2500® Growth Index, measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® companies with higher growth earnings potential as defined by Russell’s leading style methodology. The Russell 2500® Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities in the Russell 3000® Index based on a combination of their market capitalization and current index membership.

CONESTOGA SMALL CAP FUND PORTFOLIO HOLDINGS September 30, 2020 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Repligen Corporation	3.5%
Descartes Systems Group, Inc. (The)	3.5%
FirstService Corporation	3.2%
Mercury Systems, Inc.	3.0%
SiteOne Landscape Supply, Inc.	3.0%
Fox Factory Holding Corporation	3.0%
Neogen Corporation	2.9%
Mesa Laboratories, Inc.	2.9%
SPS Commerce, Inc.	2.9%
Exponent, Inc.	2.8%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS September 30, 2020
COMMON STOCKS — 97.0%	Shares	Value
Basic Materials — 5.3%
Metal Fabricating — 3.4%
Omega Flex, Inc.	290,970	$45,600,818
RBC Bearings, Inc. (a)	462,275	56,032,353
		101,633,171
Specialty Chemicals — 1.9%
Balchem Corporation	588,685	57,473,316

Consumer Discretionary — 9.3%
Auto Parts — 1.8%
Dorman Products, Inc. (a)	610,889	55,212,148

Education Services — 1.5%
Grand Canyon Education, Inc. (a)	581,730	46,503,496

Home Improvement Retailers — 3.0%
SiteOne Landscape Supply, Inc. (a)	736,130	89,771,053

Recreational Products — 3.0%
Fox Factory Holding Corporation (a)	1,202,013	89,345,626

Consumer Staples — 1.2%
Nondurable Household Products — 1.2%
WD-40 Company	194,793	36,876,263

Financials — 0.5%
Financial Data Providers — 0.5%
Computer Services, Inc.	250,751	15,546,562

Health Care — 16.9%
Biotechnology — 1.4%
Ligand Pharmaceuticals, Inc. (a)	449,040	42,802,493

Health Care Management Services — 0.8%
National Research Corporation	459,149	22,594,722

Health Care Services — 2.4%
Omnicell, Inc. (a)	973,080	72,650,153

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.0% (Continued)	Shares	Value
Health Care — 16.9% (Continued)
Medical Equipment — 5.7%
Cantel Medical Corporation	537,190	$23,604,129
LeMaitre Vascular, Inc. (b)	1,274,721	41,466,674
Repligen Corporation (a)	714,635	105,437,248
		170,508,051
Medical Supplies — 6.6%
Bio-Techne Corporation	224,395	55,589,373
Merit Medical Systems, Inc. (a)	1,279,770	55,669,995
Neogen Corporation (a)	1,133,411	88,689,411
		199,948,779
Industrials — 32.4%
Building Materials: Other — 5.5%
Simpson Manufacturing Company, Inc.	849,765	82,563,167
Trex Company, Inc. (a)	1,157,560	82,881,296
		165,444,463
Building: Climate Control — 2.4%
AAON, Inc.	1,200,275	72,316,569

Construction — 1.8%
Construction Partners, Inc. - Class A (a)(b)	2,895,801	52,703,578

Defense — 5.2%
Axon Enterprise, Inc. (a)	711,810	64,561,167
Mercury Systems, Inc. (a)	1,180,073	91,408,455
		155,969,622
Diversified Industrials — 1.7%
ESCO Technologies, Inc.	652,680	52,579,901

Electronic Equipment: Control & Filter — 1.1%
Helios Technologies, Inc.	938,907	34,176,215

Electronic Equipment: Gauges & Meters — 2.9%
Mesa Laboratories, Inc. (b)	341,731	87,059,390

Engineering & Contracting Services — 2.8%
Exponent, Inc.	1,174,730	84,615,802

Machinery: Construction & Handling — 1.8%
Douglas Dynamics, Inc. (b)	1,588,825	54,337,815

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.0% (Continued)	Shares	Value
Industrials — 32.4% (Continued)
Machinery: Industrial — 2.9%
EVI Industries, Inc. (a)	508,822	$13,539,753
John Bean Technologies Corporation	530,480	48,745,807
Proto Labs, Inc. (a)	192,275	24,899,612
		87,185,172
Professional Business Support Services — 2.5%
Paylocity Holding Corporation (a)	473,920	76,500,166

Transaction Processing Services — 1.7%
ACI Worldwide, Inc. (a)	1,941,405	50,728,913

Real Estate — 4.7%
Real Estate Services — 4.7%
FirstService Corporation	736,785	97,174,574
RealPage, Inc. (a)	777,570	44,819,135
		141,993,709
Technology — 22.0%
Electronic Components — 0.9%
Rogers Corporation (a)	290,535	28,489,862

Production Technology Equipment — 2.5%
Novanta, Inc. (a)	717,920	75,625,693

Software — 18.6%
Altair Engineering, Inc. - Class A (a)	1,426,655	59,890,977
BlackLine, Inc. (a)	942,365	84,464,175
Bottomline Technologies (de), Inc. (a)	1,232,175	51,948,498
Descartes Systems Group, Inc. (The) (a)	1,824,321	103,949,811
Five9, Inc. (a)	300,585	38,979,863
Model N, Inc. (a)	1,230,915	43,426,681
PROS Holdings, Inc. (a)	1,615,715	51,605,937
Q2 Holdings, Inc. (a)	416,790	38,036,255
SPS Commerce, Inc. (a)	1,111,280	86,535,374
		558,837,571
Telecommunications — 1.9%
Telecommunications Equipment — 1.9%
Vocera Communications, Inc. (a)(b)	1,917,704	55,766,832

CONESTOGA SMALL CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.0% (Continued)	Shares	Value
Utilities — 2.8%
Waste & Disposal Services — 2.8%
Casella Waste Systems, Inc. - Class A (a)	1,476,815	$82,480,118

Total Common Stocks (Cost $1,888,302,971)		$2,917,677,224

MONEY MARKET FUNDS — 0.7%	Shares	Value
Fidelity Investments Treasury Only Portfolio - Institutional Shares, 0.02% (c) (Cost $20,855,053)	20,855,053	$20,855,053

Total Investments at Value — 97.7% (Cost $1,909,158,024)		$2,938,532,277

Other Assets in Excess of Liabilities — 2.3%		70,146,284

Net Assets — 100.0%		$3,008,678,561

(a)	Non-income producing security.
(b)	The Fund owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate of the Fund as that term is defined in the Investment Company Act of 1940 (Note 5).
(c)	The rate shown is the 7-day effective yield as of September 30, 2020.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND PORTFOLIO HOLDINGS September 30, 2020 (Unaudited)

Diversification*
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Rollins, Inc.	4.0%
Pool Corporation	3.9%
West Pharmaceutical Services, Inc.	3.5%
Bright Horizons Family Solutions, Inc.	3.0%
Repligen Corporation	2.7%
FirstService Corporation	2.7%
Descartes Systems Group, Inc. (The)	2.7%
Mercury Systems, Inc.	2.4%
HEICO Corporation - Class A	2.4%
Fair Isaac Corporation	2.4%

*	Industry categories represent the industry assigned at the time of purchase. See Note 7 of the Notes to Financial Statements.

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS September 30, 2020
COMMON STOCKS — 97.2%	Shares	Value
Basic Materials — 2.6%
Metal Fabricating — 1.5%
RBC Bearings, Inc. (a)	29,966	$3,632,179

Specialty Chemicals — 1.1%
Balchem Corporation	27,100	2,645,773

Consumer Discretionary — 21.0%
Consumer Services: Miscellaneous — 7.3%
Copart, Inc. (a)	25,400	2,671,064
IAA, Inc. (a)	100,415	5,228,609
Rollins, Inc.	175,805	9,526,873
		17,426,546
Educational Services — 4.0%
Bright Horizons Family Solutions, Inc. (a)	47,045	7,152,722
Grand Canyon Education, Inc. (a)	32,450	2,594,053
		9,746,775
Home Improvement Retailers — 2.4%
SiteOne Landscape Supply, Inc. (a)	46,870	5,715,797

Hotels & Motels — 2.1%
Vail Resorts, Inc.	23,295	4,984,431

Recreational Products — 3.9%
Pool Corporation	27,820	9,306,903

Recreational Vehicles & Boats — 1.3%
LCI Industries	29,550	3,140,869

Health Care — 17.8%
Biotechnology — 0.8%
Ligand Pharmaceuticals, Inc. (a)	20,585	1,962,162

Health Care Services — 3.3%
Health Catalyst, Inc. (a)	83,380	3,051,708
Omnicell, Inc. (a)	64,585	4,821,916
		7,873,624
Medical Equipment — 2.7%
Repligen Corporation (a)	44,155	6,514,629

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.2% (Continued)	Shares	Value
Health Care — 17.8% (Continued)
Medical Supplies — 11.0%
Bio-Techne Corporation	20,995	$5,201,091
Merit Medical Systems, Inc. (a)	57,588	2,505,078
Neogen Corporation (a)	65,393	5,117,002
Teleflex, Inc.	14,515	4,941,196
West Pharmaceutical Services, Inc.	30,819	8,472,143
		26,236,510
Industrials — 35.0%
Aerospace — 2.4%
HEICO Corporation - Class A	65,405	5,798,807

Building Materials: Other — 6.0%
Simpson Manufacturing Company, Inc.	37,115	3,606,093
Trex Company, Inc. (a)	79,040	5,659,264
Watsco, Inc.	22,155	5,159,678
		14,425,035
Business Training & Employment Agencies — 1.3%
Pluralsight, Inc. - Class A (a)	177,395	3,038,776

Construction — 1.6%
Construction Partners, Inc. - Class A (a)	214,375	3,901,625

Containers & Packaging — 1.4%
AptarGroup, Inc.	28,610	3,238,652

Defense — 4.6%
Axon Enterprise, Inc. (a)	57,975	5,258,333
Mercury Systems, Inc. (a)	75,145	5,820,732
		11,079,065
Electronic Equipment: Gauges & Meters — 2.0%
Cognex Corporation	72,760	4,736,676

Engineering & Contracting Services — 2.1%
Exponent, Inc.	69,145	4,980,514

Machinery: Construction & Handling — 2.0%
Douglas Dynamics, Inc.	137,725	4,710,195

Machinery: Engines — 1.5%
Generac Holdings, Inc. (a)	19,100	3,698,524

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.2% (Continued)	Shares	Value
Industrials — 35.0% (Continued)
Machinery: Industrial — 2.5%
EVI Industries, Inc. (a)	101,005	$2,687,743
John Bean Technologies Corporation	34,480	3,168,367
		5,856,110
Machinery: Specialty — 2.3%
Graco, Inc.	88,890	5,453,402

Professional Business Support Services — 2.4%
Fair Isaac Corporation (a)	13,470	5,729,869

Transaction Processing Services — 2.9%
ACI Worldwide, Inc. (a)	60,955	1,592,754
Jack Henry & Associates, Inc.	33,440	5,437,010
		7,029,764
Real Estate — 4.2%
Real Estate Services — 4.2%
FirstService Corporation	49,210	6,490,307
RealPage, Inc. (a)	62,180	3,584,055
		10,074,362
Technology — 14.3%
Computer Services — 3.4%
Gartner, Inc. (a)	20,670	2,582,717
Tyler Technologies, Inc. (a)	15,855	5,526,419
		8,109,136
Software — 10.9%
Altair Engineering, Inc. - Class A (a)	67,445	2,831,341
ANSYS, Inc. (a)	15,300	5,006,619
Bottomline Technologies (de), Inc. (a)	50,600	2,133,296
Descartes Systems Group, Inc. (The) (a)	113,725	6,480,051
Guidewire Software, Inc. (a)	53,020	5,528,395
SPS Commerce, Inc. (a)	53,059	4,131,704
		26,111,406

CONESTOGA SMID CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.2% (Continued)	Shares	Value
Utilities — 2.3%
Waste & Disposal Services — 2.3%
Casella Waste Systems, Inc. - Class A (a)	98,520	$5,502,342

Total Investments at Value — 97.2% (Cost $172,205,336)		$232,660,458

Other Assets in Excess of Liabilities — 2.8%		6,752,244

Net Assets — 100.0%		$239,412,702

(a) Non-income producing security.
Schedule of Investments uses the Russell ICB Industry and Sector classification.
See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF ASSETS AND LIABILITIES September 30, 2020
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
ASSETS
Investments in unaffilliated securities, at cost	$1,667,558,953	$172,205,336
Investments in affilliated securities, at cost	241,599,071	—
Total investments, at cost	$1,909,158,024	$172,205,336
Investments in unaffilliated securities, at value (Note 2)	$2,647,197,988	$232,660,458
Investments in affilliated securities, at value (Notes 2 & 5)	291,334,289	—
Total investments, at value	2,938,532,277	232,660,458
Cash (Note 2)	67,736,433	6,753,348
Receivable for capital shares sold	6,628,303	258,776
Dividends and interest receivable	352,155	15,509
Other assets	51,326	16,250
Total assets	3,013,300,494	239,704,341

LIABILITIES
Payable for capital shares redeemed	1,428,222	68,425
Payable for investment securities purchased	848,526	—
Payable to Adviser (Note 4)	1,925,264	104,183
Accrued distribution fees (Note 4)	56,870	5,662
Accrued Trustees’ fees (Note 4)	45,625	45,625
Payable to administrator (Note 4)	48,590	9,185
Other accrued expenses	268,836	58,559
Total liabilities	4,621,933	291,639

NET ASSETS	$3,008,678,561	$239,412,702

NET ASSETS CONSIST OF:
Paid-in capital	$2,007,177,677	$189,701,303
Accumulated earnings	1,001,500,884	49,711,399
NET ASSETS	$3,008,678,561	$239,412,702

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$2,204,111,751	$188,835,873
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	34,883,350	9,787,525
Net asset value, offering price and redemption price per share (Note 2)	$63.19	$19.29
INVESTORS CLASS
Net assets applicable to Investors Class	$804,566,810	$50,576,829
Investors Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,908,615	2,660,813
Net asset value, offering price and redemption price per share (Note 2)	$62.33	$19.01

See accompanying notes to financial statements.

CONESTOGA FUNDS STATEMENTS OF OPERATIONS Year Ended September 30, 2020
	Conestoga Small Cap Fund	Conestoga SMid Cap Fund
INVESTMENT INCOME
Dividend income from unaffiliated investments	$6,633,099	$833,665
Dividend income from affiliated investments (Note 5)	2,229,897	—
Foreign withholding taxes on dividends	(57,073)	(6,646)
Interest	450,042	48,802
Total investment income	9,255,965	875,821

EXPENSES
Investment advisory fees (Note 4)	24,203,105	1,452,448
Distribution fees - Investors Class (Note 4)	2,026,890	119,382
Shareholder Servicing Fees (Note 4)
Institutional Class	915,575	100,610
Investors Class	405,377	23,876
Trustees’ fees and expenses (Note 4)	222,331	167,004
Transfer agent fees (Note 4)	350,790	31,858
Legal fees	152,958	152,958
Fund accounting fees (Note 4)	210,771	68,152
Postage and supplies	189,660	22,072
Registration and filing fees	120,797	64,401
Custody and bank service fees	155,357	22,932
Audit and tax services fees	17,500	16,500
Insurance expense	30,844	1,424
Printing of shareholder reports	22,402	5,691
Administration fees (Note 4)	3,000	3,000
Other expenses	20,909	18,716
Total expenses	29,048,266	2,271,024
Fee reductions and expense reimbursements by the Adviser (Note 4)	(3,223,640)	(698,437)
Net expenses	25,824,626	1,572,587

NET INVESTMENT LOSS	(16,568,661)	(696,766)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from unaffiliated investments	(10,872,755)	(9,706,211)
Net realized losses from affiliated investments (Note 5)	(1,533,046)	—
Net realized gains from unaffiliated in-kind redemptions (Note 2)	59,306,446	—
Net realized gains from affiliated in-kind redemptions (Notes 2 & 5)	3,480,254	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	247,588,698	40,201,692
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	5,735,010	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	303,704,607	30,495,481

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$287,135,946	$29,798,715

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS
Net investment loss	$(16,568,661)	$(11,807,914)
Net realized gains (losses) from investments	(12,405,801)	75,637,033
Net realized gains from in-kind redemptions (Note 2)	62,786,700	33,024,501
Net change in unrealized appreciation (depreciation) on investments	253,323,708	(193,803,224)
Net increase (decrease) in net assets resulting from operations	287,135,946	(96,949,604)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(38,621,836)	(19,372,114)
Investors Class	(18,459,611)	(11,568,656)
Decrease in net assets from distributions to shareholders	(57,081,447)	(30,940,770)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	807,652,870	591,300,904
Reinvestment of distributions to shareholders	28,194,336	14,266,575
Payments for shares redeemed	(555,771,590)	(432,354,381)
Net increase in Institutional Class net assets from capital share transactions	280,075,616	173,213,098

Investors Class
Proceeds from shares sold	128,087,873	160,320,862
Reinvestment of distributions to shareholders	16,437,261	10,405,719
Payments for shares redeemed	(255,964,837)	(287,149,823)
Net decrease in Investors Class net assets from capital share transactions	(111,439,703)	(116,423,242)

TOTAL INCREASE (DECREASE) IN NET ASSETS	398,690,412	(71,100,518)

NET ASSETS
Beginning of year	2,609,988,149	2,681,088,667
End of year	$3,008,678,561	$2,609,988,149

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2020	Year Ended September 30, 2019
FROM OPERATIONS
Net investment loss	$(696,766)	$(288,044)
Net realized gains (losses) from investments	(9,706,211)	1,942,843
Net change in unrealized appreciation (depreciation) on investments	40,201,692	1,043,798
Net increase in net assets resulting from operations	29,798,715	2,698,597

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Class	(1,206,661)	(443,237)
Investors Class	(630,211)	(303,304)
Decrease in net assets from distributions to shareholders	(1,836,872)	(746,541)

CAPITAL SHARE TRANSACTIONS (Note 6)
Institutional Class
Proceeds from shares sold	120,337,652	54,265,121
Reinvestment of distributions to shareholders	1,092,700	424,824
Payments for shares redeemed	(36,710,977)	(20,607,575)
Net increase in Institutional Class net assets from capital share transactions	84,719,375	34,082,370

Investors Class
Proceeds from shares sold	24,293,664	31,713,224
Reinvestment of distributions to shareholders	564,960	265,006
Payments for shares redeemed	(22,363,356)	(27,666,557)
Net increase in Investors Class net assets from capital share transactions	2,495,268	4,311,673

TOTAL INCREASE IN NET ASSETS	115,176,486	40,346,099

NET ASSETS
Beginning of year	124,236,216	83,890,117
End of year	$239,412,702	$124,236,216

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Net asset value at beginning of year	$58.40	$61.27	$50.29	$39.01	$33.55

Income (loss) from investment operations:
Net investment loss (a)	(0.33)	(0.23)	(0.19)	(0.12)	(0.07)
Net realized and unrealized gains (losses) on investments	6.39	(1.93)	13.93	11.88	6.20
Total from investment operations	6.06	(2.16)	13.74	11.76	6.13

Less distributions from net realized gains	(1.27)	(0.71)	(2.76)	(0.48)	(0.67)

Net asset value at end of year	$63.19	$58.40	$61.27	$50.29	$39.01

Total return (b)	10.53%	(3.39%)	28.75%	30.43%	18.44%

Net assets at end of year (000,000’s)	$2,204	$1,752	$1,648	$607	$301

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.00%	0.99%	0.99%	1.02%	1.10%
Ratio of net expenses to average net assets (c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment loss to average net assets (c)	(0.56%)	(0.41%)	(0.37%)	(0.28%)	(0.21%)
Portfolio turnover rate	22%	26%	9%	24%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMALL CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Net asset value at beginning of year	$57.74	$60.70	$49.95	$38.83	$33.47

Income (loss) from investment operations:
Net investment loss (a)	(0.44)	(0.33)	(0.30)	(0.20)	(0.14)
Net realized and unrealized gains (losses) on investments	6.30	(1.92)	13.81	11.80	6.17
Total from investment operations	5.86	(2.25)	13.51	11.60	6.03

Less distributions from net realized gains	(1.27)	(0.71)	(2.76)	(0.48)	(0.67)

Net asset value at end of year	$62.33	$57.74	$60.70	$49.95	$38.83

Total return (b)	10.30%	(3.57%)	28.47%	30.16%	18.18%

Net assets at end of year (000,000’s)	$805	$858	$1,033	$702	$520

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.28%	1.27%	1.29%	1.34%	1.30%
Ratio of net expenses to average net assets (c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment loss to average net assets (c)	(0.75%)	(0.60%)	(0.56%)	(0.48%)	(0.41%)
Portfolio turnover rate	22%	26%	9%	24%	24%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Net asset value at beginning of year	$17.18	$17.05	$12.80	$9.99	$8.69

Income (loss) from investment operations:
Net investment loss (a)	(0.06)	(0.03)	(0.06)	(0.05)	(0.06)
Net realized and unrealized gains on investments	2.40	0.30	4.35	2.86	1.36
Total from investment operations	2.34	0.27	4.29	2.81	1.30

Less distributions from net realized gains	(0.23)	(0.14)	(0.04)	—	—

Net asset value at end of year	$19.29	$17.18	$17.05	$12.80	$9.99

Total return (b)	13.76%	1.72%	33.64%	28.13%	14.96%

Net assets at end of year (000’s)	$188,836	$80,814	$45,210	$21,653	$16,471

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.26%	1.39%	1.62%	2.11%	1.90%
Ratio of net expenses to average net assets (c)(d)	0.85%	0.85%	0.86%	0.96%	1.10%
Ratio of net investment loss to average net assets (c)	(0.34%)	(0.20%)	(0.37%)	(0.47%)	(0.60%)
Portfolio turnover rate	11%	37%	8%	24%	21%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(d)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 0.85% of the average daily net assets allocable to Institutional Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 0.90%. Prior to January 31, 2017, the expense limitation had been 1.10%.

See accompanying notes to financial statements.

CONESTOGA SMID CAP FUND INVESTORS CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Year:
	Year Ended Sept. 30, 2020	Year Ended Sept. 30, 2019	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016
Net asset value at beginning of year	$16.97	$16.88	$12.71	$9.94	$8.67

Income (loss) from investment operations:
Net investment loss (a)	(0.10)	(0.07)	(0.09)	(0.08)	(0.07)
Net realized and unrealized gains on investments	2.37	0.30	4.30	2.85	1.34
Total from investment operations	2.27	0.23	4.21	2.77	1.27

Less distributions from net realized gains	(0.23)	(0.14)	(0.04)	—	—

Net asset value at end of year	$19.01	$16.97	$16.88	$12.71	$9.94

Total return (b)	13.52%	1.50%	33.25%	27.87%	14.65%

Net assets at end of year (000’s)	$50,577	$43,422	$38,680	$3,388	$1,983

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.51%	1.64%	1.95%	3.04%	2.10%
Ratio of net expenses to average net assets (c)(d)	1.10%	1.10%	1.10%	1.20%	1.35%
Ratio of net investment loss to average net assets (c)	(0.57%)	(0.45%)	(0.62%)	(0.73%)	(0.85%)
Portfolio turnover rate	11%	37%	8%	24%	21%

(a)	Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and/or reimbursed expenses (Note 4).

(c)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(d)

Effective January 31, 2018, the Adviser has agreed to reduce its advisory fees and reimburse other expenses in order to limit annual operating expenses to 1.10% of the average daily net assets allocable to Investors Class Shares. Between January 31, 2017 and January 31, 2018, the expense limitation had been 1.15%. Prior to January 31, 2017, the expense limitation had been 1.35%.

See accompanying notes to financial statements.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002. The Trust consists of two series, the Conestoga Small Cap Fund (the “Small Cap Fund”) and the Conestoga SMid Cap Fund (the “SMid Cap Fund,” individually, a “Fund” and together with the Small Cap Fund, the “Funds”). The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund’s investment objective is to achieve long-term growth of capital. Each Fund currently offers two classes of shares, Institutional Class and Investors Class.

Each Fund’s two classes of shares represent interests in the same portfolio of investments, and have the same rights, but the share classes differ primarily in the expenses to which they are subject and have differing investment minimums. Institutional Class shares are sold without any sales loads or distribution fees but are subject to a shareholder servicing fee of up to 0.10% of the average daily net assets allocable to Institutional Class shares and require a $250,000 initial investment. Investors Class shares are sold without any sales loads but are subject to a distribution fee of up to 0.25% and a shareholder servicing fee of up to 0.25% of the average daily net assets allocable to Investors Class shares and require a $2,500 initial investment. The Board of Trustees of the Trust (the “Board”) has determined to limit the shareholder servicing fees paid by Investors Class shares of each Fund to 0.05% of the average daily net assets allocable to Investors Class shares until at least September 30, 2021.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted bid price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

securities and other assets at fair value, as determined in good faith by the Trust’s officers, in accordance with procedures established by and under the general supervision of the Board. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of September 30, 2020:

Conestoga Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,917,677,224	$—	$—	$2,917,677,224
Money Market Funds	20,855,053	—	—	20,855,053
Total	$2,938,532,277	$—	$—	$2,938,532,277

Conestoga SMid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$232,660,458	$—	$—	$232,660,458
Total	$232,660,458	$—	$—	$232,660,458

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended September 30, 2020.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The NAV per share of each class of each Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of each Fund is equal to the NAV per share of such class.

Cash account – Each Fund’s cash is held in a bank account with balances which may exceed the amount covered by federal deposit insurance. As of September 30, 2020, the cash balances reflected on the Statements of Assets and Liabilities for each Fund represent the amount held in a deposit sweep account.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated between the Funds based on the relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Distributions to shareholders – Each Fund distributes to its shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of each Fund during the years ended September 30, 2020 and 2019 was as follows:

Conestoga Small Cap Fund	Ordinary Income	Long Term Capital Gain	Total Distributions
September 30, 2020	$—	$57,081,447	$57,081,447
September 30, 2019	16,431,969	14,508,801	30,940,770

Conestoga SMid Cap Fund	Ordinary Income	Long Term Capital Gain	Total
September 30, 2020	$—	$1,836,872	$1,836,872
September 30, 2019	45,167	701,374	746,541

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of a Fund based upon its proportionate share of total net assets of that Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares of a Fund based upon its proportionate share of total net assets.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2020:

	Small Cap Fund	SMid Cap Fund
Tax cost of portfolio investments	$1,914,381,603	$173,050,048
Gross unrealized appreciation	$1,096,529,606	$65,064,782
Gross unrealized depreciation	(72,378,932)	(5,454,372)
Net unrealized appreciation	1,024,150,674	59,610,410
Accumulated capital and other losses	(22,649,790)	(9,899,011)
Accumulated earnings	$1,001,500,884	$49,711,399

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

During the year ended September 30, 2020, the Small Cap Fund realized $62,786,700 of net capital gains resulting from in-kind redemptions of $114,895,208 (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities and recognizes a loss to the extent that the cost of those securities exceeds the value of the distributed securities on the date of redemption. The Fund has reclassified this amount against paid-in capital on the Statements of Assets and Liabilities.

Additionally, for the year ended September 30, 2020, the following reclassifications were made on the Statements of Assets and Liabilities for the Funds as a result of permanent differences in the recognition of gains or losses under income tax regulations and GAAP:

	Small Cap Fund	SMid Cap Fund
Paid-in capital	$57,106,421	$(355,313)
Accumulated earnings	(57,106,421)	355,313

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or NAV per share.

Net qualified late year ordinary losses represent losses incurred after December 31, 2019 and specified capital losses incurred after October 31, 2019. These losses are deemed to arise on the first day of the Funds’ next taxable year. For the year ended September 30, 2020, the Small Cap Fund deferred until October 1, 2020 qualified late year ordinary losses of $13,866,708 and the SMid Cap Fund deferred until October 1, 2020 qualified late year ordinary losses of $616,052, short-term post-October losses of $5,031,749 and long-term post-October losses of $4,251,210 for federal income tax purposes.

As of September 30, 2020, the Small Cap Fund had a short-term capital loss carryforward of $8,783,082 for federal income tax purposes which may be carried forward indefinitely. These capital loss carryforward are available to offset net realized capital gains in future years, thereby reducing future taxable gain distributions.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $683,666,297 and $584,457,198, respectively, for the Small Cap Fund and $101,278,937 and $17,928,974, respectively, for the SMid Cap Fund.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Small Cap Fund has entered into an Investment Advisory Agreement with Conestoga Capital Advisors, LLC (the “Adviser”) to provide supervision and assistance in overall management services to the Small Cap Fund. For these services, the Small Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.90% of its average daily net assets. The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions, interest, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.90% (for the Institutional Class) of average daily net assets until at least January 31, 2021. During the year ended September 30, 2020, the Adviser reduced its fees from the Small Cap Fund by $1,097,491 and reimbursed other operating expenses of $2,126,149 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of September 30, 2020, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2021	September 30, 2022	Total
Small Cap Fund	$2,911,637	$3,223,640	$6,135,277

During the year ended September 30, 2020, the Adviser did not recover any previous fee reductions and expense reimbursements from the Small Cap Fund.

The SMid Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund. For these services, the SMid Cap Fund pays the Adviser a fee, calculated daily and paid monthly, equal to an annual rate of 0.85% of its average daily net assets. The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to 1.10% (for the Investors Class) and 0.85% (for the Institutional Class) of average daily net assets until at least January 31, 2021. During the year ended September 30, 2020, the Adviser reduced its fees from the SMid Cap Fund by $525,857 and reimbursed other operating expenses of $172,580 under this arrangement. In addition, if at any point during the 24 months following the date that the Adviser reduced

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

its fees and/or made expense reimbursements, it becomes unnecessary for the Adviser to reduce its fees or make expense reimbursements, the Adviser may recapture any of its prior fee reductions or expense reimbursements to the extent such recapture does not cause the Fund’s total annual operating expenses to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the fee reduction or expense reimbursement. As of September 30, 2020, the Adviser may seek recovery of advisory fee reductions and expense reimbursements no later than the dates as stated below:

	September 30, 2021	September 30, 2022	Total
SMid Cap Fund	$519,003	$698,437	$1,217,440

During the year ended September 30, 2020, the Adviser did not recover any previous fee reductions or expense reimbursements from the SMid Cap Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Trust, on behalf of each Fund, has adopted a distribution plan (the “Distribution Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits each Fund to pay certain expenses associated with the distribution of Investors Class shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Funds. The Distribution Plan provides that each Fund may reimburse the Distributor (herein after defined) for distribution expenses in an amount not exceeding, on an annual basis, 0.25% of the average daily net assets allocable to Investors Class shares. During the year ended September 30, 2020, Investors Class shares of the Small Cap Fund and the SMid Cap Fund incurred fees of $2,026,890 and $119,382, respectively, under the Distribution Plan.

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan under which each Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers. Each Fund may pay shareholder servicing fees in an amount not exceeding, on an annual basis, 0.10% of the average daily net assets allocable to the Institutional Class shares and 0.25% of the average daily net assets allocable to the Investors Class shares. The Board has approved a limitation on the shareholder servicing fees of 0.05% of the average daily net asset attributable to Investors Class shares for the year ended September 30, 2020. During the year ended September 30, 2020, Institutional Class shares and Investors Class shares of the Small Cap Fund incurred fees of $915,575 and $405,377, respectively, under the Shareholder Servicing Plan. During the year ended September 30, 2020, Institutional Class shares and Investors Class shares of the SMid Cap Fund incurred fees of $100,610 and $23,876, respectively, under the Shareholder Servicing Plan.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund accounting, compliance, transfer agency and certain administration services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs related to the pricing of its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus.

Certain officers of the Trust are also officers of Ultimus and/or the Distributor. An employee of Ultimus serves as the Trust’s Anti-Money Laundering Officer.

TRUSTEE COMPENSATION

Trustees affiliated with the Adviser are not compensated by the Trust for their services. Effective January 1, 2020, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives from the Trust a quarterly retainer of $11,250 (except that such fee is $16,250 for each of the Lead Independent Trustee and the Chair of the Audit Committee), a fee of $5,000 for each quarterly or special meeting attended in person; and 50% of such meeting fee for telephonic meetings attended. Prior to January 1, 2020, each Independent Trustee received from the Trust a quarterly retainer of $10,000 (except such fee was $15,000 for each of the Lead Independent Trustee and the Chair of the Audit Committee), a fee of $5,000 for each quarterly or special meeting attended in person; and 50% of such meeting fee for telephonic meetings attended. Each Fund pays its proportionate share of such fees.

PRINCIPAL HOLDERS OF FUND SHARES

As of September 30, 2020, the following shareholders owned of record 25% or more of the outstanding shares of each class of each Fund:

NAME OF RECORD OWNER	% Ownership
Conestoga Small Cap Fund - Institutional Class
National Financial Services, LLC (for the benefit of its customers)	26%
Conestoga Small Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	43%
Conestoga SMid Cap Fund - Institutional Class
Charles Schwab & Company, Inc. (for the benefit of its customers)	40%
National Financial Services, LLC (for the benefit of its customers)	37%
Conestoga SMid Cap Fund - Investor Class
National Financial Services, LLC (for the benefit of its customers)	44%
Charles Schwab & Company, Inc. (for the benefit of its customers)	32%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Affiliated Issuers

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of the company. The industry and percentage of net assets for these holdings can be found on the Small Cap Fund’s Schedule of Investments. Further information on these holdings for the year ended September 30, 2020 appears below:

	Construction Partners, Inc. - Class A	Douglas Dynamics, Inc.	LeMaitre Vascular, Inc.	Mesa Laboratories, Inc.	Vocera Communications, Inc.	Total
Percentage of Outstanding Voting Shares Owned	8.55%	6.95%	6.30%	6.70%	5.92%
Shares at Beginning of Year	1,344,556	1,268,950	1,176,489	309,781	2,078,300
Shares Purchased During the Year	1,650,795	459,825	147,112	45,300	162,325
Shares Sold During the Year	—	(80,000)	—	—	(236,891)
Share Sold During the Year (In-kind Redemptions)	(99,550)	(59,950)	(48,880)	(13,350)	(86,030)
Shares at End of Year	2,895,801	1,588,825	1,274,721	341,731	1,917,704
Market Value at Beginning of Year	$20,948,183	$56,557,102	$40,212,394	$73,656,628	$51,230,095	$242,604,402
Cost of Purchases During the Year	28,047,100	15,605,433	4,048,393	10,683,024	3,248,391	61,632,341
Cost of Sales During the Year	—	(3,825,192)	—	—	(8,000,321)	(11,825,513)
Cost of Sales During the Year (In-kind Redemptions)	(1,418,588)	(1,878,590)	(1,068,885)	(700,205)	(1,745,683)	(6,811,951)
Change in Unrealized Appreciation (Depreciation)	5,126,883	(12,120,938)	(1,725,228)	3,419,943	11,034,350	5,735,010
Market Value at End of Year	$52,703,578	$54,337,815	$41,466,674	$87,059,390	$55,766,832	$291,334,289
Net Realized Gains (Losses) During the Year	$—	$(1,131,003)	$—	$—	$(402,043)	$(1,533,046)
Net Realized Gains (Losses) During the Year (In-kind Redemptions)	$316,683	$460,884	$336,967	$2,273,803	$91,917	$3,480,254
Dividend Income Earned During the Year	$—	$1,577,586	$446,790	$205,521	$—	$2,229,897

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Capital Share Activity

The following table summarizes the capital share activity in Institutional Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
	Shares	Value	Shares	Value
Issued	14,005,921	$807,652,870	10,634,907	$591,300,904
Reinvested	476,819	28,194,336	273,410	14,266,575
Redeemed	(9,597,326)	(555,771,590)	(7,810,752)	(432,354,381)
Total	4,885,414	$280,075,616	3,097,565	$173,213,098

The following table summarizes the capital share activity in Investors Class shares of the Small Cap Fund:

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
	Shares	Value	Shares	Value
Issued	2,252,473	$128,087,873	2,933,294	$160,320,862
Reinvested	281,315	16,437,261	201,349	10,405,719
Redeemed	(4,489,654)	(255,964,837)	(5,286,903)	(287,149,823)
Total	(1,955,866)	$(111,439,703)	(2,152,260)	$(116,423,242)

The following table summarizes the capital share activity in Institutional Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
	Shares	Value	Shares	Value
Issued	7,193,706	$120,337,652	3,388,672	$54,265,121
Reinvested	61,526	1,092,700	29,018	424,824
Redeemed	(2,172,625)	(36,710,977)	(1,364,867)	(20,607,575)
Total	5,082,607	$84,719,375	2,052,823	$34,082,370

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the capital share activity in Investors Class shares of the SMid Cap Fund:

	For the Year Ended September 30, 2020		For the Year Ended September 30, 2019
	Shares	Value	Shares	Value
Issued	1,416,580	$24,293,664	2,018,381	$31,713,224
Reinvested	32,228	564,960	18,289	265,006
Redeemed	(1,347,132)	(22,363,356)	(1,768,637)	(27,666,557)
Total	101,676	$2,495,268	268,033	$4,311,673

7. Industry Risk

If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact a particular industry. Under the Russell ICB Industry and Sector classification, equity companies are categorized within 11 industries and 45 sectors and 171 subsectors. Prior to September 21, 2020 the Russell Global Sectors had classified companies into 9 sectors, 33 subsectors and 157 industries. As of September 30, 2020, the Small Cap Fund had 32.4% and 22.0% of the value of its net assets invested in stocks within the Industrials and Technology industries, respectively. As of September 30, 2020, the SMid Cap Fund had 21.0% and 35.0% of the value of its net assets invested in stocks within the Consumer Discretionary and Industrials industries, respectively. As of September 30, 2020, neither Fund had 25% or more of its assets invested in stocks within any one sector or subsector under the Russell ICB Industry and Sector classification.

8. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

CONESTOGA FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

9. Coronavirus (COVID-19) Pandemic

The COVID-19 pandemic has caused financial markets to experience significant volatility and uncertainty exists as to its long term impact. COVID-19 has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and economic uncertainty. The impact of the outbreak may be short term or may last for an extended period of time. The impact of epidemics and pandemics such as COVID-19 could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. As a result, a Fund’s performance and the ability to achieve its investment objective may be adversely impacted. Management is monitoring the development of the pandemic and evaluating its impact on the financial position and operating results of the Funds.

10. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CONESTOGA FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Conestoga Funds
and the Shareholders of Conestoga Small Cap Fund
and Conestoga SMid Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Conestoga Small Cap Fund and Conestoga SMid Cap Fund, each a series of shares of beneficial interest in Conestoga Funds (the “Funds”), including the schedules of investments, as of September 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting

CONESTOGA FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Conestoga Funds since 2004.

Philadelphia, Pennsylvania
November 24, 2020

CONESTOGA FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a Liquidity Risk Management Program (the “Program”) as required by rule 22e-4 under the Investment Company Act of 1940, as amended. The program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has approved the designation of Conestoga Capital Advisors, LLC (the “Adviser”), the investment adviser to the Funds, as the program administrator for the Program. The Adviser has established a Liquidity Committee (the “Committee”) to implement and provide day-to-day administration and oversight of the Program.

At a meeting held on May 14, 2020, the Board received and reviewed the annual written report of the Committee, on behalf of the Adviser (the “Report”) concerning the operation of the Program for the period from June 1, 2019 through March 31, 2020 (the “Reporting Period”). The Report addressed the operation of Program and assessed its adequacy and effectiveness of implementation.

The Report summarized the operation of the Program and the information and factors considered by the Committee in reviewing the adequacy and effectiveness of the Program’s implementation with respect to each Fund. The information and factors included, among other things: (i) the liquidity risk framework used to assess, manage and periodically review each Fund’s liquidity, and the results of this assessment; (ii) the inputs used to classify the liquidity of each Fund’s portfolio investments and the Committee’s assessment that each Fund’s strategy is appropriate for an open-end mutual fund; (iii) that each Fund held primarily highly liquid assets (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iv) that neither Fund required the establishment of a highly liquid investment minimum and the methodology for that determination; (v) confirmation that none of the Funds had breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investments significantly changing the market value of the investment) and the procedures for monitoring compliance with the limit; and (vi) information regarding shareholder concentration in each Fund. The Report also noted that no changes were made to the Program.

Based on the review, the Report concluded that the Program was being effectively implemented and that the Program was designed to assess and manage each Fund’s liquidity risk.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, Rule 12b-1 distribution fees (if applicable), shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (April 1, 2020) and held until the end of the period (September 30, 2020).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

CONESTOGA FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

Conestoga Small Cap Fund	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Returns	$1,000.00	$1,299.10	0.90%	$5.17
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.50	0.90%	$4.55
Investor Class
Based on Actual Fund Returns	$1,000.00	$1,298.00	1.10%	$6.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.50	1.10%	$5.55

Conestoga SMid Cap Fund	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Based on Actual Fund Returns	$1,000.00	$1,348.00	0.85%	$4.99
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
Investor Class
Based on Actual Fund Returns	$1,000.00	$1,346.30	1.10%	$6.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.50	1.10%	$5.55

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)

Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), for Actual and Hypothetical Return information, respectively.

CONESTOGA FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-494-2755, or on the SEC’s website at sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-800-494-2755. Furthermore, you may obtain a copy of the filings on the SEC’s website at sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended September 30, 2020, the Small Cap Fund and the SMid Cap Fund designated $57,081,447 and $1,836,872, respectively, as long-term capital gain distributions.

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the trustees and executive officers of the Trust as of September 30, 2020 are set forth below. No Trustee of the Trust is a “member of the immediate family” of any other Trustee or officer of the Trust. A “member of the immediate family” means any parent, spouse of a parent, child, spouse of a child, spouse, brother, or sister, and includes step and adoptive relationships (as defined in the Investment Company Act of 1940, as amended).

Name (Birth Year)	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees [4]:
Nicholas J. Kovich (1956)	Lead Independent Trustee	Since 2002	Managing Director, Beach Investment Counsel, from 2011 to 2018; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001.	2	Trustee, the Milestone Funds (1 Portfolio) (2007-2011)
James G. Logue (1956)	Trustee	Since 2013	Shareholder, McCausland Keen + Buckman (attorneys at law) since 1991.	2	None
Denise C. Marbach (1954)	Trustee	Since 2018	President of Gwynedd Mercy Academy High School since 2017; Assurance Partner at PwC (1998 to 2015).	2	Director, Title Alliance, Ltd.
M. Eugenie G. Logue (1969)	Trustee	Since 2020	Senior Vice President & Chief Financial Officer of Xponance (formerly FIS Group), Inc. since 2018; Managing Director Rosemont Investment Partners, LLC since 2002.	2	Independent Trustee of the Cheswold Lane Fund (2005-2015)
James R. Warren (1969)	Trustee	Since 2020	Vice President & Managing Director of SEI Investments since 2004.	2	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name (Birth Year)	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Interested Trustees [4]:
William C. Martindale, Jr.[5] (1942)	Chairman of the Board & Trustee	Chairman since 2011 & Trustee since 2002	Chief Executive Officer of the Trust from 2010 to 2019.	2	None
Robert M. Mitchell[6] (1969)	Trustee & Chief Executive Officer	Trustee since 2011 & Chief Executive Officer since 2019	Managing Partner, Co-Founder and Portfolio Manager since 2001 and Chief Investment Officer since 2014 of Conestoga Capital Advisors, LLC.	2	None
Mark S Clewett[6] (1968)	Trustee & Senior Vice President	Trustee since 2020 & Senior Vice President since 2006	President since 2018 and Director of Institutional Sales and Client Service since 2006 of Conestoga Capital Advisors, LLC.	2	None

CONESTOGA FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and (Birth Year)	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Executive Officers:
Robert M. Mitchell	Chief Executive Officer since 2019	Trustee of the Trust since 2011, Treasurer of the Trust from 2002-2019 and Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.
Duane R. D’Orazio (1972)	Secretary since 2002; Chief Compliance Officer since 2004	Managing Partner and Co-Founder of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Mark S. Clewett (1968)	Senior Vice President since 2006	Managing Partner, President of Conestoga Capital Advisors, LLC since 2018 and Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006.
Joseph F. Monahan (1959)	Senior Vice President since 2009 and Treasurer since 2019	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008.
Jennifer L. Leamer (1976)	Assistant Treasurer since 2016	Since 2014, SVP, Fund Accounting and Business Analyst from 2007 to 2014 of Ultimus Fund Solutions, LLC.
Daniel D. Bauer (1977)	Assistant Treasurer since 2016	Since 2015, AVP, Fund Accounting and Fund Accounting Manager from 2012 to 2015 of Ultimus Fund Solutions, LLC.
Kara Baird (1975)	Assistant Vice President and Anti- Money Laundering Officer since 2020	Since 2012, Senior Vice President of Ultimus Fund Solutions, LLC.

[1]

There is no defined term of office for service as a Trustee or Officer. Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

[2]	The “Fund Complex” consists of the Funds.
[3]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

[4]	Each Trustee may be contacted by writing to the Trustee, c/o Conestoga Funds, CrossPoint at Valley Forge, 550 E. Swedesford Road, Suite 120 East, Wayne, PA 19087.
[5]	Mr. Martindale retired as a Trustee effective November 17, 2020.
[6]

Messrs. Mitchell and Clewett are deemed to be “interested persons” of the Trust by reason of their positions as Chief Executive Officer and Senior Vice President, respectively, of Conestoga Capital Advisors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-494-2755.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Interested Trustees

William C. Martindale, Jr., Chairman
Robert M. Mitchell, Chief Executive Officer
Mark S. Clewett, Senior Vice President

Independent Trustees

Nicholas J. Kovich
James G. Logue
Denise C. Marbach
M. Eugenie G. Logue
James R. Warren

Investment Adviser

Conestoga Capital Advisors, LLC
CrossPoint at Valley Forge
550 E. Swedesford Road, Suite 120 East
Wayne, PA 19087

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, NA
928 Grand Blvd.
Kansas City, MO 64106

Distributor

Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square Suite 2000
Philadelphia, PA 19103

Conestoga Funds’ Officers

William C. Martindale, Jr., Chairman
Robert M. Mitchell, Chief Executive Officer
Duane R. D’Orazio, Secretary, Chief Compliance Officer
Mark S. Clewett, Senior Vice President
Joseph F. Monahan, Senior Vice President, Treasurer
Jennifer L. Leamer, Assistant Treasurer
Daniel D. Bauer, Assistant Treasurer
Kara Baird, Assistant Vice President
and Anti-Money Laundering Officer

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Nicholas J. Kovich. Mr. Kovich is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $24,500 and $26,000 with respect to the registrant’s fiscal years ended September 30, 2020 and 2019, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000 and $4,000 with respect to the registrant’s fiscal years ended September 30, 2020 and 2019, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended September 30, 2020 and 2019, aggregate non-audit fees of $6,000 and $4,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule filed with Item 1

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Conestoga Funds

By (Signature and Title)*		/s/ Robert M. Mitchell.
Robert M. Mitchell, Chief Executive Officer

Date	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert M. Mitchell
Robert M. Mitchell, Chief Executive Officer

Date	December 4, 2020

By (Signature and Title)*		/s/ Joseph F. Monahan
Joseph F. Monahan, Treasurer and Principal Accounting Officer

Date	December 4, 2020

*	Print the name and title of each signing officer under his or her signature.